SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:
[ ]   Preliminary Proxy Statement         [ ]   Confidential, For Use of the Commission
[ ]   Definitive Proxy Statement                Only (as permitted by Rule 14a-6(e) (2))
[X]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Global Motorsport Group, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                                Golden Cycle, LLC
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement (if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:
                     N/A
            --------------------------------------------------------------------

      2)    Aggregate number of securities to which transaction applies:
                     N/A
            --------------------------------------------------------------------

      3)    Per  unit   price  or  other   underlying   value  of
            transaction  computed  pursuant to Exchange  Act Rule
            0-11 (set forth the amount on which the filing fee is
            calculated and state how it was determined):
                     N/A
            --------------------------------------------------------------------

      4)    Proposed maximum aggregate value of transaction:
                     N/A
            --------------------------------------------------------------------

      5)    Total fee paid:
                     N/A
            --------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1)    Amount previously paid:
            --------------------------------------------------------------------

      2)    Form, Schedule or Registration Statement no.:
            --------------------------------------------------------------------

      3)    Filing Party:
            --------------------------------------------------------------------

      4)    Date Filed:

           GOLDEN CYCLE TO DELIVER CONSENT TO GLOBAL MOTORSPORT GROUP

WYNNEWOOD, PA, April 16, 1998 -- Golden Cycle, LLC today announced that it intends to deliver a written consent to Global Motorsport Group, Inc. (NASDAQ:CSTM) on Monday, April 20 in connection with its consent solicitation. Golden Cycle believes that the delivery of the consent to the company will establish the record date for holders of Global Motorsport common stock entitled to vote on its proposals to, among other things, remove the current Board of Directors of the company. Golden Cycle believes that consents must be delivered by June 19 in order to be effective. Global Motorsport purports to have set March 30 as the record date for the solicitation and has contended that consents must be delivered by May 29. Golden Cycle believes that the record date and expiration date issues will be resolved by the Delaware court.